UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 23, 2026

SPERO THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38266	46-4590683
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

675 Massachusetts Avenue, 14th Floor Cambridge, Massachusetts	02139
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (857) 242-1600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	SPRO	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Approval of the 2026 Stock Incentive Plan

At the 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of Spero Therapeutics, Inc. (the “Company”) held on June 23, 2026, the Company’s stockholders approved the Spero Therapeutics, Inc. 2026 Stock Incentive Plan (the “2026 Plan”), which had previously been adopted by the Company’s board of directors (the “Board”), subject to stockholder approval. Subject to adjustments in accordance with the 2026 Plan, up to 12,895,866 shares of common stock may be issued from time to time pursuant to the 2026 Plan.

The description of the 2026 Plan is contained on pages 49 to 59 of the Company’s proxy statement for the Annual Meeting (the “Proxy Statement”), filed with the Securities and Exchange Commission (the “SEC”) on April 27, 2026, is incorporated herein by reference. A complete copy of the 2026 Plan is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amendment to Articles of Incorporation

At the Annual Meeting, the stockholders of the Company approved an amendment to the Company’s Amended and Restated Certificate of Incorporation, to increase the total number of shares of common stock authorized for issuance thereunder from 120,000,000 shares to 240,000,000 shares. The certificate of amendment to the Company’s Amended and Restated Certificate of Incorporation (the “Certificate of Amendment”) was filed with the Secretary of State of the State of Delaware on June 23, 2026 and became effective upon filing.

The foregoing description is qualified in its entirety by the Certificate of Amendment, which is attached as Exhibit 3.1 and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Stockholders

On June 23, 2026, the Company held its Annual Meeting. Of the 57,901,493 shares of common stock issued and outstanding and eligible to vote as of the record date of April 24, 2026, a quorum of 41,061,190 shares, or approximately 70.91% of the outstanding shares, were present in person or by proxy at the Annual Meeting.

The following actions were taken at the Annual Meeting:

1.	The following nominees were reelected to serve on the Company’s board of directors as Class III directors until the Company’s 2029 annual meeting of stockholders, based on the following votes:

Name	Votes For	Votes Withheld	Broker Non-Votes
Milind Deshpande, Ph.D.	26,745,670	2,254,740	12,060,780
Kathleen Tregoning	28,259,925	740,485	12,060,780

2.	The selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026 was ratified, based on the following votes:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
40,866,196	189,300	5,694	N/A

3.	The advisory vote on the compensation of the Company’s named executive officers, as described in the Proxy Statement, was approved, based on the following votes:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
27,890,254	1,002,982	107,174	12,060,780

4.

The amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the total number of shares of common stock authorized for issuance thereunder from 120,000,000 shares to 240,000,000 shares, was approved, based on the following votes:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
30,356,780	10,558,645	145,765	N/A

5.	The Spero Therapeutics, Inc. 2026 Stock Incentive Plan, was approved, based on the following votes:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
25,379,610	3,567,416	53,384	12,060,780

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

3.1	Certificate of Amendment to Restated Certificate of Incorporation of Spero Therapeutics, Inc.

99.1	Spero Therapeutics, Inc. 2026 Stock Incentive Plan (incorporated by reference to Exhibit 99.1 of registrant’s Registration Statement on Form S-8 (File No. 333-296972) filed with the SEC on June 23, 2026)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document and incorporated as Exhibit 101)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 25, 2026	SPERO THERAPEUTICS, INC.

	By:	/s/ Esther Rajavelu
Esther Rajavelu
Chief Executive Officer and Chief Financial Officer